UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2019

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip code)

(412) 434-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.000% Notes due 2019	PPG 19	New York Stock Exchange
0.875% Notes due 2022	PPG 22	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2019, PPG Industries, Inc. (the “Company”) completed a public offering of $300,000,000 aggregate principal amount of its 2.400% Notes Due 2024 (the “2024 Notes”) and $300,000,000 aggregate principal amount of its 2.800% Notes Due 2029 (the “2029 Notes” and, together with the 2024 Notes, the “Notes”). The Notes were offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-232895) filed with the Securities and Exchange Commission on July 30, 2019 and the Prospectus included therein, as supplemented by a Prospectus Supplement dated August 6, 2019 and filed with the Securities and Exchange Commission on August 7, 2019.

The Notes were issued pursuant to an Indenture, dated as of March 18, 2008 (the “Original Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of March 18, 2008, between the Company and the Trustee (the “First Supplemental Indenture”), and an Eighth Supplemental Indenture, dated as of August 15, 2019, between the Company and the Trustee (the “Eighth Supplemental Indenture and, together with the First Supplemental Indenture and the Original Indenture, the “Indenture”). The Company may issue additional debt from time to time pursuant to the Original Indenture. The Indenture contains covenants applicable to the Notes that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Company’s assets. The terms of the Notes also require the Company to make an offer to repurchase the Notes upon a Change of Control Triggering Event (as defined in the Eighth Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest.

The Company intends to use the net proceeds from the public offering of the Notes for general corporate purposes, which may include (i) working capital, (ii) capital expenditures, (iii) investments in or loans to our subsidiaries or joint ventures, (iv) the repayment, redemption or refinancing of debt, (v) the redemption or repurchase of our outstanding securities, (vi) funding of possible acquisitions, and (vii) satisfaction of other obligations of the Company. Pending any use of the net proceeds of the public offering of the Notes, the net proceeds may be invested in short-term instruments.

The foregoing is a summary of the material terms and conditions of the Indenture and the Notes. Accordingly, the foregoing is qualified in its entirety by reference to the full text of (i) the Original Indenture, which is set forth in its entirety and filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 18, 2008, (ii) the First Supplemental Indenture, which is set forth in its entirety and filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 18, 2008, (iii) the Eighth Supplemental Indenture, which is set forth in its entirety and filed as Exhibit 4.3 to this Current Report on Form 8-K, and (iv) the forms of the 2024 Notes and the 2029 Notes, which are filed as Exhibit 4.4 and Exhibit 4.5, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference. The opinion of the Company’s counsel as to the validity of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1

Indenture, dated as of March 18, 2008, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., was filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on March 18, 2008.

4.2

First Supplemental Indenture, dated as of March 18, 2008, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., was filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on March 18, 2008.

4.3	Eighth Supplemental Indenture, dated as of August 15, 2019, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 2.400% Notes Due 2024 (included in Exhibit 4.1 hereto).

4.5	Form of 2.800% Notes Due 2029 (included in Exhibit 4.1 hereto).

5.1	Opinion of K&L Gates LLP.

23.1	Consent of K&L Gates (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2019		PPG INDUSTRIES, INC.
(Registrant)

	By:	/s/ Vincent J. Morales
Vincent J. Morales
Senior Vice President and Chief Financial Officer